EX-99.906CERT

                                 CERTIFICATIONS

John T. Bruce, Chief Executive Officer, and Mark J. Seger, Chief Financial Officer, of FBP Value Fund and FBP Balanced Fund, series of Williamsburg Investment Trust (the "Registrant"), each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2007 (the "Form N-CSR") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


CHIEF EXECUTIVE OFFICER                     CHIEF FINANCIAL OFFICER

Williamsburg Investment Trust               Williamsburg Investment Trust


/s/ John T. Bruce                           /s/ Mark J. Seger
------------------------------------        -----------------------------------
John T. Bruce, President of FBP             Mark J. Seger, Treasurer
Value Fund and FBP Balanced Fund

Date:  December 5, 2007                     Date:  December 5, 2007



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO WILLIAMSBURG INVESTMENT TRUST AND WILL BE RETAINED BY WILLIAMSBURG INVESTMENT TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

                                 CERTIFICATIONS

Thomas W. Leavell, Chief Executive Officer, and Mark J. Seger, Chief Financial Officer, of The Government Street Equity Fund, The Government Street Bond Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, series of Williamsburg Investment Trust (the "Registrant"), each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2007 (the "Form N-CSR") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


CHIEF EXECUTIVE OFFICER                     CHIEF FINANCIAL OFFICER

Williamsburg Investment Trust               Williamsburg Investment Trust


/s/ Thomas W. Leavell                       /s/ Mark J. Seger
--------------------------------------      -----------------------------------
Thomas W. Leavell, President of             Mark J. Seger, Treasurer
The Government Street Equity Fund,
The Government Street Bond Fund,
The Government Street Mid-Cap Fund and
The Alabama Tax Free Bond Fund

Date:  December 5, 2007                     Date:  December 5, 2007



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO WILLIAMSBURG INVESTMENT TRUST AND WILL BE RETAINED BY WILLIAMSBURG INVESTMENT TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

                                 CERTIFICATIONS

Charles M. Caravati III, Chief Executive Officer, and Mark J. Seger, Chief Financial Officer, of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund, series of Williamsburg Investment Trust (the "Registrant"), each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2007 (the "Form N-CSR") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


CHIEF EXECUTIVE OFFICER                     CHIEF FINANCIAL OFFICER

Williamsburg Investment Trust               Williamsburg Investment Trust


/s/ Charles M. Caravati III                 /s/ Mark J. Seger
---------------------------------------     -----------------------------------
Charles M. Caravati III, President of       Mark J. Seger, Treasurer
The Jamestown Balanced Fund,
The Jamestown Equity Fund and
The Jamestown International Equity Fund

Date:  December 5, 2007                     Date:  December 5, 2007



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO WILLIAMSBURG INVESTMENT TRUST AND WILL BE RETAINED BY WILLIAMSBURG INVESTMENT TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

                                 CERTIFICATIONS

Joseph A.  Jennings  III,  Chief  Executive  Officer,  and Mark J. Seger,  Chief
Financial Officer, of The Jamestown Tax Exempt Virginia Fund, a series of Williamsburg Investment Trust (the "Registrant"), each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2007 (the "Form N-CSR") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


CHIEF EXECUTIVE OFFICER                     CHIEF FINANCIAL OFFICER

Williamsburg Investment Trust               Williamsburg Investment Trust


/s/ Joseph A. Jennings III                  /s/ Mark J. Seger
------------------------------------        -----------------------------------
Joseph A. Jennings III, President of        Mark J. Seger, Treasurer
The Jamestown Tax Exempt
Virginia Fund

Date:  December 5, 2007                     Date:  December 5, 2007



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO WILLIAMSBURG INVESTMENT TRUST AND WILL BE RETAINED BY WILLIAMSBURG INVESTMENT TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

                                 CERTIFICATIONS

Lawrence B. Whitlock, Jr., Chief Executive Officer, and Mark J. Seger, Chief Financial Officer, of The Jamestown Select Fund, a series of Williamsburg Investment Trust (the "Registrant"), each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2007 (the "Form N-CSR") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


CHIEF EXECUTIVE OFFICER                     CHIEF FINANCIAL OFFICER

Williamsburg Investment Trust               Williamsburg Investment Trust


 /s/  Lawrence B. Whitlock, Jr.             /s/ Mark J. Seger
------------------------------------        -----------------------------------
Lawrence B. Whitlock, Jr., President of     Mark J. Seger, Treasurer
The Jamestown Select Fund

Date:  December 5, 2007                     Date:  December 5, 2007



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO WILLIAMSBURG INVESTMENT TRUST AND WILL BE RETAINED BY WILLIAMSBURG INVESTMENT TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

                                 CERTIFICATIONS

Joseph L. Antrim III, Chief Executive Officer, and Mark J. Seger, Chief Financial Officer, of The Davenport Equity Fund, a series of Williamsburg Investment Trust (the "Registrant"), each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2007 (the "Form N-CSR") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


CHIEF EXECUTIVE OFFICER                     CHIEF FINANCIAL OFFICER

Williamsburg Investment Trust               Williamsburg Investment Trust


/s/ Joseph L. Antrim III                    /s/ Mark J. Seger
------------------------------------        -----------------------------------
Joseph L. Antrim III, President of          Mark J. Seger, Treasurer
The Davenport Equity Fund

Date:  December 5, 2007                     Date:  December 5, 2007



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO WILLIAMSBURG INVESTMENT TRUST AND WILL BE RETAINED BY WILLIAMSBURG INVESTMENT TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.